GOLDMAN SACHS TENNESSEE

MUNICIPAL FUND

Class A, Class C and Institutional Shares

Supplement Dated June 5, 2006 to the

Prospectuses dated January 3, 2006

The third sentence in the Section of the Prospectuses titled “Fund Performance — How the Fund has Performed” is hereby revised as follows: “In June 2006, the Predecessor Fund was reorganized as a new portfolio of Goldman Sachs Trust.”

TNMUNISTCK 6-06 537285